UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 28, 2004
                               ------------------


                               SNAP-ON INCORPORATED
                               --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-7724                 39-0622040
           --------                      ------                 ----------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification  No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE
---------    ------------------------

On September 28, 2004, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Expects EPS of $0.37 - $0.40 for Third-quarter 2004; Estimates EPS of $1.35 - $1.45 for Full-year 2004; Anticipates Continued Strong Cash Flow." The text of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

The press release notes that a discussion of the announcement in the release will be webcast on www.snapon.com at 8:00 a.m. CDT September 28, 2004, and a replay will be available for at least 10 days following the call.

The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS (FURNISHED PURSUANT TO ITEM 7.01)
---------    -------------------------------------------------------------------

(c) Exhibits

99       Press Release of Snap-on Incorporated, dated September 28, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SNAP-ON INCORPORATED



Date:  September 28, 2004    By:    /s/ Martin M. Ellen
                                --------------------------------------------
                                Martin M. Ellen, Principal Financial Officer, Senior Vice President - Finance and
                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

  99 Press Release of Snap-on Incorporated, dated September 28, 2004, entitled "Snap-on Expects EPS of $0.37 - $0.40 for Third-quarter 2004; Estimates EPS of $1.35 - $1.45 for Full-year 2004; Anticipates Continued Strong Cash Flow."

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